Annual Report December 31, 1999
================================================================================

Oppenheimer
International Growth
Fund/VA
A Series of Panorama Series Fund, Inc.

                                                         [logo]
                                                         Oppenheinmer Funds(R)
                                                         The Right Way to Invest


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Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA
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Objective
Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing primarily in equity securities of companies worldwide whose primary stock market is located outside the United States.

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Narrative by George Evans, Portfolio Manager
Over the past year, Oppenheimer International Growth Fund/VA delivered a substantially stronger total return than in the prior fiscal year, reflecting the general recovery of the world's equity markets and the Fund's emphasis on companies providing various types of new technology. In particular, we attribute the Fund's strong results to a change occurring around the globe that, in our opinion, could have quite a positive long-term impact.
     The most obvious evolution has occurred in Europe, which officially launched its new currency, the Euro, on January 1, 1999. This new currency got off to a rough start, and that slowed Europe's recovery from the problems that began in mid-1998. But, the expectation remains that a single currency will likely take some of the volatility out of the core European markets.
     What's more, Europe appears to have a new attitude toward shareholder value. Many companies are looking to the stock markets to raise cash, so they're taking the idea of shareholder value more seriously. The major European governments have become more diligent about curbing inflationary pressures. In early November, the European Central Bank--with the approval of France, Germany and the nine other member states--raised interest rates. The European equity market is now only second in size to that of the United States.
     The economic changes in Asia and Latin America have been less dramatic.
To date Asia's attempts at change have been more talk than action, but Japan is struggling to make fundamental changes that would set a good example for the rest of the region. There are still major problems, but Japan at least is finally focused on the issues that really matter. In our opinion, Latin America offers the best valuations in the world right now. It's relatively stable compared to Asia, and if the political election cycle that's just beginning goes well, we could see even more progress throughout the region.
     We continued to look for companies with "the goods": good business, good company fundamentals and long-term earnings growth, and good price. In the first half of the fiscal year, we found more of these opportunities in Latin America; in the second half, in Europe and Japan. Despite our skepticism about Asia, we recognized that Japan was rallying and found a few investments that satisfied our bottom-up criteria.
     One of the Fund's largest holdings was Altran Technologies SA (France), an engineering and consulting services enterprise we have owned for some time. We believe this company is well-positioned to benefit as restructuring continues in Europe.(1)


1. The Fund's portfolio is subject to change.



2                   Oppenheimer International Growth Fund/VA

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Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA
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Another example of a good performer for the Fund is Psion plc (UK), which has enveloped an operating system for mobile communications. Psion plc is working with leading European companies to marry cellular technology and e-commerce. It's what we term an "e-nabler," a company focused on making new technologies work more effectively.
     The portfolio also has some "g-nablers," companies that are driving the genomics and biotechnology revolution to the next level. We have been building a position in Europe's leading provider of consumables for the biotech industry.
     The Fund's biggest disappointment came from positions we didn't hold.
While the Japanese markets rallied during 1999, we approached this region more cautiously than most of our competitors, which constrained the Fund's performance. However, in our opinion, we still haven't seen enough fundamental change to sustain an economic turnaround there.
     Of the positions that we did hold, one of the largest was a German kidney dialysis company. They've recently experienced problems with their product, but they're a well-run company overall and have strong brand recognition, which we believe will help them bounce back. Another holding, an Australian reinsurance company, suffered a setback after Hurricane George caused a higher-than-average number of claims.
     We see strong signs that foreign markets have entered a new phase.
After five years of underperformance, much of the world outside our borders seems poised to move forward again. Historically, these upswings have lasted for several years. If history repeats itself, we think that foreign investing--and Oppenheimer International Growth/VA--will be an important part of The Right Way to Invest for anyone with a long-term financial goal.
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Management's Discussion of Performance. During the fiscal year that ended
December 31, 1999, the performance of Oppenheimer International Growth Fund/VA reflected the general recovery of the world's equity markets and an emphasis on companies providing various types of new technology. The Japanese market was the best performing world market, as investors responded positively to changes in that nation's banking and business practices. Early in the twelve-month period, the Fund had less of a weighting in Japan (relative to its benchmark, the MSCI EAFE Index) and did not participate as fully as it might have in this rally. As the year progressed, the allocation to Japanese stocks increased (though it remains below the benchmark) and benefited the Fund's performance. A growing emphasis on European stocks as the year progressed also helped contribute to the substantial year-to-year increase in total return. Markets in the industrialized nations of Europe gained strength, especially during the final six months. A new European currency, the Euro, and united action against potential inflationary pressures helped to bring stability on the continent. This, in turn, boosted the current results and the prospects for companies there, including those focused on three of the Fund's major investment themes: new technology, restructuring (e.g. consumer products, luxury goods) and aging (e.g., banks and other asset gatherers). The Fund's portfolio holdings, allocations and strategies are subject to change.



                   Oppenheimer International Growth Fund/VA                    3
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Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA
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Comparing the Portfolio's Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 1999. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower.
     The Fund is compared to the Morgan Stanley Capital International EAFE
Index which is an index including approximately 1000 companies representing the stock markets of 18 countries. The average company has a market capitalization of over $3 billion. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes. The Fund's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

[Chart]

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA and Morgan Stanley Capital International Europe, Australia & Far East (EAFE) Index


               Oppenheimer International     Morgan Stanley Capital
               Growth Fund/VA                International EAFE Index
5.13.92        10000                         10000
12.31.92        9567                          9944
12.31.93       11653                         13219
12.31.94       11822                         14285
12.31.95       13039                         15935
12.31.96       14768                         16949
12.31.97       15965                         17298
12.31.98       19062                         20815
12.31.99       28663                         26497

Average Annual Total Return of the Fund at 12/31/99
1-Year  50.37%  5-Year 19.38%  Life  14.79%

[End Chart]

Prior to October 1, 1999, the Fund's portfolio was managed by a sub-advisor, Babson Stewart Ivory International. Effective October 1, 1999, OppenheimerFunds, Inc. manages the Fund's portfolio. Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please call us at 1-800-981-2871. This performance was achieved in part during periods of rapidly rising markets, and there is no assurance that the Fund will continue to achieve those gains in the future.
The performance information in the graph for Morgan Stanley Capital International EAFE Index begins on 4/30/92. The inception date of the Portfolio is 5/13/92.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.


4                   Oppenheimer International Growth Fund/VA

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Statement of Investments  December 31, 1999
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
                                                                                       Market Value
                                                                       Shares          Note 1
===================================================================================================
Common Stocks--99.3%
---------------------------------------------------------------------------------------------------
Capital Goods--7.6%
---------------------------------------------------------------------------------------------------
Aerospace/Defense--1.0%
Embraer-Empresa Brasileira de Aeronautica SA, Preference               310,000          $ 1,398,561
---------------------------------------------------------------------------------------------------
Electrical Equipment--2.6%
Halma plc                                                              580,000            1,096,279
---------------------------------------------------------------------------------------------------
Toshiba Corp.                                                          364,000            2,777,267
                                                                                        -----------
                                                                                          3,873,546
---------------------------------------------------------------------------------------------------
Industrial Services--2.1%
Aegis Group plc                                                        862,300            3,134,355
---------------------------------------------------------------------------------------------------
Manufacturing--1.9%
Sidel SA                                                                27,500            2,836,789

---------------------------------------------------------------------------------------------------
Communication Services--19.9%
---------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--12.5%
Altran Technologies SA                                                   9,276            5,601,218
---------------------------------------------------------------------------------------------------
Ericsson LM, B Shares                                                   35,000            2,249,574
---------------------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                         140            2,396,557
---------------------------------------------------------------------------------------------------
Nokia Oyj                                                               16,000            2,898,431
---------------------------------------------------------------------------------------------------
Sonera Corp.                                                            50,000            3,424,275
---------------------------------------------------------------------------------------------------
Tandberg Television ASA(1)                                             130,000            1,796,295
                                                                                        -----------
                                                                                         18,366,350
---------------------------------------------------------------------------------------------------
Telephone Utilities--3.7%
DDI Corp.(1)                                                               100            1,369,461
---------------------------------------------------------------------------------------------------
Telefonica SA(1)                                                        95,508            2,383,757
---------------------------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR(2)                                       70,000            1,736,000
                                                                                        -----------
                                                                                          5,489,218
---------------------------------------------------------------------------------------------------
Telecommunications: Wireless--3.7%
NTT Mobile Communications Network, Inc.                                     92            3,536,731
---------------------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                              170,000            1,897,365
                                                                                        -----------
                                                                                          5,434,096
---------------------------------------------------------------------------------------------------
Consumer Cyclicals--7.7%
---------------------------------------------------------------------------------------------------
Autos & Housing--2.1%
Aucnet, Inc.                                                            16,500              989,387
---------------------------------------------------------------------------------------------------
Ducati Motor Holding SpA(1)                                            400,000            1,036,592
---------------------------------------------------------------------------------------------------
Porsche AG, Preference                                                     380            1,001,972
                                                                                        -----------
                                                                                          3,027,951
---------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.9%
Granada Group plc                                                      130,000            1,317,845
---------------------------------------------------------------------------------------------------
Media--3.5%
Lusomundo SGPS SA(1)                                                    80,000            1,127,168
---------------------------------------------------------------------------------------------------
Reed International plc                                                 360,000            2,695,625
---------------------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                                           60,000            1,300,510
                                                                                        -----------
                                                                                          5,123,303

                   Oppenheimer International Growth Fund/VA                    5

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Statement of Investments (Continued)
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
                                                                                       Market Value
                                                                     Shares            Note 1
---------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--1.2%
Gucci Group NV, NY Registered Shares                                    15,000          $ 1,717,500

---------------------------------------------------------------------------------------------------
Consumer Staples--14.2%
---------------------------------------------------------------------------------------------------
Broadcasting--7.3%
Canal Plus                                                              30,000            4,362,743
---------------------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1)                                     50,000            3,412,500
---------------------------------------------------------------------------------------------------
ProSieben Media AG, Preference                                          50,000            2,843,079
---------------------------------------------------------------------------------------------------
PT MULTIMEDIA--Servicos de Telecomunicacoes e Multimedia SGP(1)          3,100              176,177
                                                                                        -----------
                                                                                         10,794,499
---------------------------------------------------------------------------------------------------
Entertainment--4.8%
Imagineer Co. Ltd.                                                      30,000              498,875
---------------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                       27,400            4,551,032
---------------------------------------------------------------------------------------------------
Village Roadshow Ltd., Cl. A, Preference                             1,230,000            2,093,005
                                                                                        -----------
                                                                                          7,142,912
---------------------------------------------------------------------------------------------------
Household Goods--1.2%
Wella AG, Preference                                                    80,000            1,755,161
---------------------------------------------------------------------------------------------------
Tobacco--0.9%
Cie Financiere Richemont AG, A Units                                       550            1,314,218

---------------------------------------------------------------------------------------------------
Financial--4.1%
---------------------------------------------------------------------------------------------------
Banks--3.2%
Espirito Santo Financial Group, ADR                                    100,000            1,575,000
---------------------------------------------------------------------------------------------------
Julius Baer Holding AG, Cl. B                                              350            1,058,605
---------------------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR                  70,000            2,108,750
                                                                                        -----------
                                                                                          4,742,355
---------------------------------------------------------------------------------------------------
Insurance--0.9%
AXA SA                                                                  10,000            1,392,857

---------------------------------------------------------------------------------------------------
Healthcare--15.8%
---------------------------------------------------------------------------------------------------
Healthcare/Drugs--8.2%
Biocompatibles International plc(1)                                    500,000            2,540,375
---------------------------------------------------------------------------------------------------
Eisai Co. Ltd.                                                          68,500            1,316,663
---------------------------------------------------------------------------------------------------
Elan Corp. plc, ADR(1)                                                  60,000            1,770,000
---------------------------------------------------------------------------------------------------
Fresenius AG, Preference                                                 7,000            1,282,153
---------------------------------------------------------------------------------------------------
Genset, Sponsored ADR(1)                                                60,000            1,143,750
---------------------------------------------------------------------------------------------------
Nicox SA(1)                                                             26,000            1,229,820
---------------------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(2)                                           100,000            1,305,000
---------------------------------------------------------------------------------------------------
QIAGEN NV(1)                                                            20,000            1,539,792
                                                                                        -----------
                                                                                         12,127,553


6                   Oppenheimer International Growth Fund/VA


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Statement of Investments (Continued)
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
                                                                                       Market Value
                                                                     Shares            Note 1
---------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--7.6%
Nichii Gakkan Co.                                                       18,750         $  3,666,365
---------------------------------------------------------------------------------------------------
Novogen Ltd.(1)                                                        610,000            1,226,356
---------------------------------------------------------------------------------------------------
Ortivus AB, Cl. B(1)                                                   251,300            1,237,233
---------------------------------------------------------------------------------------------------
PowderJect Pharmaceuticals plc(1)                                      160,000            2,122,122
---------------------------------------------------------------------------------------------------
Seton School Healthcare Group plc                                       70,000              886,870
---------------------------------------------------------------------------------------------------
SkyePharma plc(1)                                                    2,600,000            2,037,147
                                                                                       ------------
                                                                                         11,176,093

---------------------------------------------------------------------------------------------------
Technology--30.0%
---------------------------------------------------------------------------------------------------
Computer Services--11.0%
Cap Gemini SA                                                           10,000            2,536,127
---------------------------------------------------------------------------------------------------
Computer Services Solutions Holding NV                                  50,000            1,298,256
---------------------------------------------------------------------------------------------------
Equant NV, NY Registered Shares(1)                                      10,000            1,120,000
---------------------------------------------------------------------------------------------------
Getronics NV                                                           100,000            7,970,686
---------------------------------------------------------------------------------------------------
Icon Medialab International AB(1)                                       50,000            1,739,028
---------------------------------------------------------------------------------------------------
Unit 4(1)                                                               60,000            1,536,772
                                                                                       ------------
                                                                                         16,200,869
---------------------------------------------------------------------------------------------------
Computer Software--7.9%
Misys plc                                                              350,000            5,456,355
---------------------------------------------------------------------------------------------------
Psion plc                                                               80,000            3,489,482
---------------------------------------------------------------------------------------------------
Solution 6 Holdings Ltd.(1)                                            240,000            2,617,488
                                                                                       ------------
                                                                                         11,563,325
---------------------------------------------------------------------------------------------------
Communications Equipment--1.7%
Vodafone Group plc                                                     500,000            2,477,775
---------------------------------------------------------------------------------------------------
Electronics--9.4%
Hoya Corp.                                                              15,000            1,181,160
---------------------------------------------------------------------------------------------------
Racal Electronic plc                                                   150,300            1,347,594
---------------------------------------------------------------------------------------------------
Sharp Corp.                                                             62,000            1,585,934
---------------------------------------------------------------------------------------------------
Sony Corp.                                                              23,000            6,816,981
---------------------------------------------------------------------------------------------------
STMicroelectronics NV, NY Registered Shares                             10,000            1,514,375
---------------------------------------------------------------------------------------------------
Thomson Multimedia(1)                                                   26,200            1,410,671
                                                                                       ------------
                                                                                         13,856,715

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Total Investments, at Value (Cost $101,857,730)                           99.3%         146,263,846
---------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                            0.7            1,081,145
                                                                     ---------         ------------
Net Assets                                                               100.0%        $147,344,991
                                                                     =========         ============


                   Oppenheimer International Growth Fund/VA                    7

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Statement of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification                                        Market Value            Percent
---------------------------------------------------------------------------------------------------
Japan                                                               $ 30,686,414               20.9%
Great Britain                                                         28,601,824               19.6
France                                                                22,028,350               15.1
The Netherlands                                                       13,465,505                9.2
Germany                                                                6,882,365                4.7
Finland                                                                6,322,706                4.3
Australia                                                              5,936,849                4.1
Sweden                                                                 5,225,835                3.6
Italy                                                                  4,651,457                3.2
Brazil                                                                 3,507,311                2.4
Mexico                                                                 3,412,500                2.3
Portugal                                                               2,878,345                2.0
Spain                                                                  2,383,757                1.6
Switzerland                                                            2,372,823                1.6
Norway                                                                 1,796,295                1.2
Ireland                                                                1,770,000                1.2
India                                                                  1,736,000                1.2
Croatia                                                                1,305,000                0.9
Singapore                                                              1,300,510                0.9
                                                                    ------------              -----
Total                                                               $146,263,846              100.0%
                                                                    ============              =====


1. Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $3,041,000 or 2.06% of the Fund's net assets as of December 31, 1999.

See accompanying Notes to Financial Statements.

8                   Oppenheimer International Growth Fund/VA

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Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------

===================================================================================================
Assets
Investments, at value (cost $101,857,730)--see accompanying statement                  $146,263,846
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                          3,612,376
Shares of capital stock sold                                                                123,379
Interest and dividends                                                                      120,364
Other                                                                                         3,017
                                                                                       ------------
Total assets                                                                            150,122,982
===================================================================================================
Liabilities
Bank overdraft                                                                            1,780,977
---------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                       564,840
Shares of capital stock redeemed                                                            402,030
Directors' fees                                                                               3,100
Transfer and shareholder servicing agent fees                                                   180
Other                                                                                        26,864
                                                                                       ------------
Total liabilities                                                                         2,777,991
===================================================================================================
Net Assets                                                                             $147,344,991
                                                                                       ============
===================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                   $     63,953
---------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               73,104,886
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       1,769,047
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                            27,990,292
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                 44,416,813
                                                                                       ------------
Net assets--applicable to 63,952,533 shares of capital stock outstanding               $147,344,991
                                                                                       ============
===================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                      $2.30

See accompanying Notes to Financial Statements.

                   Oppenheimer International Growth Fund/VA                    9

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Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

===================================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $136,054)                                $ 1,150,247
---------------------------------------------------------------------------------------------------
Interest                                                                                    183,035
                                                                                        -----------
Total income                                                                              1,333,282
===================================================================================================
Expenses
Management fees                                                                           1,072,824
---------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                  32,615
---------------------------------------------------------------------------------------------------
Accounting service fees                                                                      15,000
---------------------------------------------------------------------------------------------------
Directors' compensation                                                                       5,665
---------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                 2,114
---------------------------------------------------------------------------------------------------
Other                                                                                        27,064
                                                                                        -----------
Total expenses                                                                            1,155,282
Less expenses paid indirectly                                                                (3,380)
                                                                                        -----------
Net expenses                                                                              1,151,902
===================================================================================================
Net Investment Income                                                                       181,380
===================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments                                                                              31,159,683
Foreign currency transactions                                                               197,604
                                                                                        -----------
Net realized gain                                                                        31,357,287
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                              21,423,634
Translation of assets and liabilities denominated in foreign currencies                  (2,902,013)
                                                                                        -----------
Net change                                                                               18,521,621
                                                                                        -----------
Net realized and unrealized gain                                                         49,878,908
===================================================================================================
Net Increase in Net Assets Resulting from Operations                                    $50,060,288
                                                                                        ===========

See accompanying Notes to Financial Statements.

10                   Oppenheimer International Growth Fund/VA

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Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                                        1999           1998
===================================================================================================
Operations
Net investment income                                                   $    181,380   $    646,134
---------------------------------------------------------------------------------------------------
Net realized gain                                                         31,357,287        228,469
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                     18,521,621     14,941,247
                                                                        ------------   ------------
Net increase in net assets resulting from operations                      50,060,288     15,815,850
===================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                        (580,211)      (404,500)
---------------------------------------------------------------------------------------------------
Distributions from net realized gain                                      (1,992,059)    (2,680,566)
===================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from
capital stock transactions                                                (3,546,775)     8,415,516
===================================================================================================
Net Assets
Total increase                                                            43,941,243     21,146,300
---------------------------------------------------------------------------------------------------
Beginning of period                                                      103,403,748     82,257,448
                                                                        ------------   ------------
End of period (including undistributed net investment
income of $1,769,047 and $576,688, respectively)                        $147,344,991   $103,403,748
                                                                        ============   ============

See accompanying Notes to Financial Statements.


                   Oppenheimer International Growth Fund/VA                   11

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Financial Highlights
--------------------------------------------------------------------------------

                                                                 Year Ended December 31,
                                                                 1999         1998           1997          1996(1)       1995
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                                $1.57        $1.36         $1.29         $1.15         $1.09
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                  --(2)       .01           .01           .02           .03
Net realized and unrealized gain                                      .77          .25           .09           .13           .08
--------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                               .77          .26           .10           .15           .11
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.01)        (.01)         (.01)         (.01)         (.04)
Distributions from net realized gain                                 (.03)        (.04)         (.02)            -          (.01)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders                 (.04)        (.05)         (.03)         (.01)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $2.30        $1.57         $1.36         $1.29         $1.15
                                                                    =====        =====         =====         =====         =====

================================================================================================================================
Total Return, at Net Asset Value(3)                                 50.37%       19.40%         8.11%        13.26%        10.30%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $147,345     $103,404       $82,257       $62,585       $45,775
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $107,403     $ 94,651       $73,318       $56,893       $37,474(4)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (5)
Net investment income                                                0.17%        0.68%         0.72%         0.76%         1.61%
Expenses                                                             1.08%        1.09%(6)      1.12%(6)      1.21%(6)      1.26%(6)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                            127%          48%           49%           54%           85%


1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. This information is not covered by the auditors' opinion.
5. Annualized for periods less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $133,197,869 and $137,478,833, respectively.


See accompanying Notes to Financial Statements.

12                   Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund operated under the name of International Equity Portfolio through September 30, 1999. The Fund's investment objective is to seek long-term growth of capital by investing, under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                   Oppenheimer International Growth Fund/VA                   13

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,591,190. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2. Shares of Capital Stock
The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                      Year Ended December 31, 1999              Year Ended December 31, 1998
                                                      -----------------------------------       --------------------------------
                                                      Shares               Amount               Shares             Amount
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                   23,276,935          $ 41,294,941          13,905,772         $ 20,648,894
Dividends and/or distributions reinvested               1,703,490             2,572,270           2,070,514            3,085,066
Redeemed                                              (26,922,819)          (47,413,986)        (10,459,749)         (15,318,444)
                                                      -----------          ------------         -----------         ------------
Net increase (decrease)                                (1,942,394)         $ (3,546,775)          5,516,537         $  8,415,516
                                                      ===========          ============         ===========         ============

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $44,406,116 was composed of gross appreciation of $46,637,060, and gross depreciation of $2,230,944.

14                   Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million. The Fund's management fee for the year ended December 31, 1999, was 1.00% of the average annual net assets of the Fund.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.


                   Oppenheimer International Growth Fund/VA                   15

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
To the Board of Directors and Shareholders of Oppenheimer International
Growth Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Growth Fund/VA (which is a series of Panorama Series Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the period January 1, 1996 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period January 1, 1995 to December 31, 1995, were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

16                   Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue
Service.
      Distributions of $0.0399 per share were paid to shareholders on March
22, 1999, of which $0.0267 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   Oppenheimer International Growth Fund/VA                   17

--------------------------------------------------------------------------------
Oppenheimer International Growth Fund/VA
--------------------------------------------------------------------------------
A Series of Panorama Series Fund, Inc.

================================================================================================
Officers and Directors                     James C. Swain, Director and Chairman of the Board
                                           Bridget A. Macaskill, President
                                           William H. Armstrong, Director
                                           Robert G. Avis, Director
                                           William A. Baker, Director
                                           Jon S. Fossel, Director
                                           Sam Freedman, Director
                                           Raymond J. Kalinowski, Director
                                           C. Howard Kast, Director
                                           Robert M. Kirchner, Director
                                           Ned M. Steel, Director
                                           Peter M. Antos, Vice President
                                           George Evans, Vice President
                                           Alan Gilston, Vice President
                                           John S. Kowalik, Vice President
                                           Stephen F. Libera, Vice President
                                           David P. Negri, Vice President
                                           Thomas P. Reedy, Vice President
                                           Michael C. Strathearn, Vice President
                                           Kenneth B. White, Vice President
                                           Arthur J. Zimmer, Vice President
                                           Andrew J. Donohue, Vice President and Secretary
                                           Brian W. Wixted, Treasurer
                                           Robert G. Zack, Assistant Secretary
                                           Robert J. Bishop, Assistant Treasurer
                                           Scott T. Farrar, Assistant Treasurer

================================================================================================
Investment Advisor                         OppenheimerFunds, Inc.

================================================================================================
Transfer Agent                             OppenheimerFunds Services

================================================================================================
Custodian of Portfolio Securities          The Bank of New York

================================================================================================
Independent Auditors                       Deloitte & Touche LLP

================================================================================================
Legal Counsel                              Myer, Swanson, Adams & Wolf, P.C.


                                           This is a copy of a report to shareholders of
                                           Oppenheimer International Growth Fund/VA. This report
                                           must be preceded or accompanied by a Prospectus of
                                           Oppenheimer International Growth Fund/VA. For
                                           material information concerning the Funds, see the
                                           Prospectus.

                                           Shares of Oppenheimer funds are not deposits or
                                           obligations of any bank, are not guaranteed by any
                                           bank, are not insured by the FDIC or any other
                                           agency, and involve investment risks, including
                                           the possible loss of the principal amount invested.

18                   Oppenheimer International Growth Fund/VA